Exhibit 99.1

Initial Clinical Results for Fantom Scaffold

San Diego, California and Sydney, Australia (Friday, 22 May 2015, AEST) — REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) released initial clinical data on a subset of patients treated with the FantomTM sirolimus-eluting bioresorbable scaffold at the Paris Course on Revascularization (“EuroPCR”). Reporting on the results was Dr. Alexandre Abizaid, Director of Invasive Cardiology at the Institute Dante Pazzanese of Cardiology, in Sao Paulo, Brazil, and co-principle investigator for the Fantom clinical trial program. Dr. Abizaid presented during the Cardiovascular Innovations Pipeline session on Thursday, May 21, 2015, CEST.

The FANTOM I pilot clinical trial, which enrolled patients with the Fantom scaffold at two clinical sites in Brazil and Poland, was designed to provide early clinical data on the device. In these patients acute performance was demonstrated with 100% technical and procedural success and no reported Major Adverse Cardiac Events (“MACE”) to date, with no incidence of ischemic target lesion revascularization (“TLR”), myocardial infarction (“heart attack”), or stent thrombosis.

“We are pleased with the early clinical results we are seeing with the Fantom scaffold,” stated Jeff Anderson, REVA’s Senior Vice President of Clinical and Regulatory Affairs. “In the patients that have completed their four-month angiographic assessment we have observed that the scaffold is performing well and the treated vessels remain widely patent.”

REVA is currently enrolling patients in the FANTOM II trial, which is designed to provide the necessary data for a European CE Mark application of Fantom. Initial data from the FANTOM II trial, along with continued follow-up data from patients enrolled in the pilot clinical trial, is planned to be presented at the Transcatheter Cardiovascular Therapeutics (“TCT”) Conference this year, which will be held in October in San Francisco, California.

The presentation materials delivered at the conference are attached hereto. A copy of these materials are also being filed with the U.S. Securities and Exchange Commission and posted under the Investor Relations section of REVA’s website at www.revamedical.com.

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ARBN 146 505 777 • REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability

About REVA

REVA is a development stage medical device company located in San Diego, California, USA, that is focused on the development, testing, and eventual commercialization of its proprietary bioresorbable stents, which are called “scaffolds” because of their temporary nature. The Company’s scaffolds are currently in clinical studies and have been developed as an alternative to metal stents, which are small tube-like devices permanently implanted into an artery to treat coronary artery disease. Scaffolds provide restoration of blood flow, support the artery through the healing process, then disappear (or “resorb”) from the body over a period of time. This resorption allows the return of natural movement and function of the artery, a result not attainable with permanent metal stents. The Company’s initial intended commercial product, the FantomTM scaffold, has been designed to offer an ideal balance of thinness and strength, and distinct ease-of-use features including complete scaffold visibility under x-ray, expansion with one continuous inflation, and no procedural time limitations. REVA will require successful clinical trial results and regulatory approval before it can commercialize Fantom or any other products.

Forward-Looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that are not statements of historical fact, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements, such as those statements regarding our ability to obtain regulatory approvals, timely and successfully complete our clinical trials, protect our intellectual property position, commercialize our products if and when approved, develop and commercialize new products, recruit and retain key personnel, and estimates regarding our capital requirements and financial performance, including profitability. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including the risks and uncertainties that are described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2015, and as may be updated in our periodic reports thereafter. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Fantom™ Sirolimus-Eluting Bioresorbable Scaffold Dr. Alexandre Abizaid Instituto Dante Pazzanese de Cardiologia Sao Paulo, Brazil

Fantom Bioresorbable Scaffold Key Scaffold Features Complete scaffold visibility under x-ray Single-step continuous inflation Clinically significant expansion range Radial strength at 125 µm strut thickness Vasomotion restoration < 1 year No special storage or handling Fantom™ Sirolimus-Eluting Bioresorbable Scaffold Tyrosine Polycarbonate Deliverability Vessel Patency Visibility

Fantom Bioresorbable Scaffold Fantom’s complete (x-ray) visibility Precise scaffold placement Accurate lesion coverage Reduces need for IVUS/OCT Single-step inflation to intended diameter No need for intermediate inflation steps Absorb Fantom Xience Fantom

Fantom Bioresorbable Scaffold Post-dilation without compromise Substantial expansion safety margin Able to adjust for vessel taper Greater than 80% degradation within one year Restoration of natural vasomotion Eliminates undesirable shear stress induced by a permanent implant 3.0mm Nominal Device Polymer enables expansion to > 4mm without fracture

Fantom Bioresorbable Scaffold Clinical Program Overview FANTOM I (Pilot Trial) 7 patients, 2 clinical sites Goal: verification of acute performance Status: enrollment complete, acute performance verified, follow-up ongoing FANTOM II (CE Trial) 220 patients, up to 30 clinical sites Goal: safety & performance evaluation to support CE Mark Status: enrollment initiated, recruitment ongoing

FANTOM I Clinical Results Update Fantom™ Sirolimus-Eluting Bioresorbable Scaffold

FANTOM I Trial Preliminary Baseline Characteristics Patient Age (average years) 55.9±7.7 (n=7) Male 100% (n=7) Diabetes 42.9% (n=7) Current/Former Smoker 100% (n=7) Hypertension (requiring medication) 85.7% (n=7) Hyperlipidemia (requiring medication) 71.4% (n=7) Prior PCI 57.1% (n=7) Prior CABG 0% (n=7) Prior MI 57.1% (n=7) LVEF 50.7±12.2% (n=6)

FANTOM I Trial Acute Procedural Outcomes Technical Success (1) 100% n=7 Acute Procedural Success (2) 100% n=7 Clinical Procedural Success (3) 100% n=7 Defined as successful delivery and deployment of the device. Defined as technical success with residual stenosis <50% with no immediate (in-hospital) MACE. Defined as acute procedure success without the occurrence of MACE through 30 days.

Preliminary Reported MACE Results through 4-Month Follow-up In-Hospital 0 MACE Events n=7 30-Day Results 0 MACE Events n=7 4-Month Angiographic Follow up Results 0 TLR Events n=4 (1) Four patients have completed the 4-month angiographic follow up visit on data reported date 11, May, 2015. All patients will complete their angiographic follow-up visit by August, 2015. All results are as reported by the investigational sites. FANTOM I Trial Interim Results No Major Adverse Cardiac Events Reported to Date

scaffold Post Pre

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Follow-up 4 months

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Follow-up 4 months

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Follow-up 4 months

FANTOM II Trial 220 patients; up to 30 clinical sites Two Cohorts 110 Patients with 6-month angiographic follow-up primary data set for CE Mark application 110 Patients with 9-month angiographic follow-up Evaluates performance after significant degradation Primary Endpoint Assessment of MACE @ 6 months Assessment of Late Lumen Loss @ 6 months (first cohort) Status Enrollment initiated March 2015: recruitment ongoing

Fantom II Case Study Baseline Post Stenting

FANTOM II Case Study Distal Scaffold Mid Scaffold Proximal Scaffold

Thank you